UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2014

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(Identification No.)IRS Employer

4340 EAST WEST HIGHWAY, SUITE 1100
BETHESDA, MARYLAND	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 18, 2014, Chindex International, Inc., a Delaware corporation (the “Company”), entered into the Amended and Restated Agreement and Plan of Merger , dated such date (the “Amended Merger Agreement”), by and among the Company, Healthy Harmony Holdings, L.P., a Cayman Islands limited partnership (“Merger Parent”), and Healthy Harmony Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Merger Parent (“Merger Sub”), providing for the acquisition of the Company by a buyer consortium comprised of an affiliate of TPG Asia VI, L.P., a Cayman Islands limited partnership (“TPG”), Fosun Industrial Co., Limited, a corporation organized under the laws of Hong Kong (“Fosun”), which is an affiliate of Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (“Fosun Pharma”), and Ms. Roberta Lipson, the Chief Executive Officer of the Company. Under the terms of the Amended Merger Agreement, Merger Sub will be merged (the “Merger”) with and into the Company, as a result of which the Company will continue as the surviving corporation and a wholly-owned subsidiary of Merger Parent.

The Amended Merger Agreement, which has been unanimously approved by the Company’s Board of Directors (the “Board”) upon the recommendation of the Board’s Transaction Committee comprised of independent and disinterested directors (the “Transaction Committee”), amends and restates in its entirety the Agreement and Plan of Merger, dated as of February 17, 2014, by and among the Company, Merger Parent and Merger Sub (the “Original Merger Agreement”), pursuant to which Merger Parent had agreed to acquire the Company by means of a merger (the “Original Merger”) on the terms and subject to the conditions set forth in the Original Merger Agreement.

Under the terms of the Amended Merger Agreement, among other changes, (i) the Merger Consideration (as defined in the Amended Merger Agreement) was increased to $24.00 per share in cash from the merger consideration of $19.50 per share in cash under the Original Merger Agreement; and (ii) although (as contemplated in the Original Merger) Fosun will roll over its equity in the Company and Fosun Pharma will seek approval of its stockholders for Fosun’s cash contribution to Merger Parent, pursuant to the Amended Merger Agreement such approval is not a condition to effect the Merger and, in the absence of such approval, Merger Parent will be fully funded for the Merger by TPG.

Under the terms of the Amended Merger Agreement, at the effective time of the Merger each outstanding share of the Company’s common stock, other than shares owned by Merger Parent, Merger Sub and any other subsidiary of Merger Parent, including shares contributed to Merger Parent by rollover stockholders (including Fosun, Ms. Lipson and her affiliated trusts) and any additional rollover stockholders, shares held in the Company’s treasury or owned by any subsidiary of the Company and shares owned by any stockholders who properly exercise appraisal rights under Delaware law, will be cancelled and converted into the right to receive the Merger Consideration of $24.00 per share in cash without interest. As under the Original Merger Agreement, (i) each option to purchase the Company’s common stock that is outstanding as of the effective time of the Merger (other than certain options that will be converted into options to acquire Merger Parent’s equity) will be cancelled in exchange for the right to receive the excess (if any) of the Merger Consideration per share over the exercise price of such option, less applicable taxes required to be withheld and (ii) restricted stock and restricted stock units that are not vested immediately prior to the effective time of the Merger will be fully vested and free of any forfeiture restrictions immediately prior to the effective time, whereupon the shares represented thereby (net of any shares withheld to cover applicable withholding and excise taxes) will be converted in the Merger into the right to receive in cash the Merger Consideration per share. The transaction will result in the Company becoming a private company.

As under the Original Merger Agreement, in the Amended Merger Agreement, the Company has made customary representations and warranties that expire at the effective time of the Merger, as well as customary covenants, including, without limitation, covenants regarding the conduct of the business of the Company prior to the consummation of the Merger and the use of commercially reasonable efforts to cause the Merger to be consummated as promptly as practicable.

Under the terms of the Amended Merger Agreement, in light of the expiration of the permitted solicitation period under the Original Merger Agreement, the Company is not permitted to actively solicit alternative acquisition proposals from third parties. The Amended Merger Agreement provides, as in the Original Merger Agreement after the “go shop” period, that the Company is subject to customary “no shop” restrictions on its, its subsidiaries’ and their respective representatives’ ability to initiate, solicit or encourage alternative acquisition proposals from third parties and to provide information to or participate in discussions or negotiations with third parties regarding alternative acquisition proposals. Prior to the receipt of the Company’s stockholder approval, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to unsolicited alternative acquisition proposals that the Transaction Committee has determined in good faith constitutes or is reasonably likely to lead to a superior acquisition proposal.

The Amended Merger Agreement may be terminated by the Company or Merger Parent under certain circumstances. Upon the termination of the Amended Merger Agreement, under specified circumstances the Company will be required to pay a termination fee to Merger Parent in the amount of $14,623,500. Under other specified circumstances under which the Amended Merger Agreement is terminated, Merger Parent will be required to pay the Company a termination fee of $30,834,000, which amount will be guaranteed by TPG.

Consummation of the Merger is subject to certain conditions, including, among others, the adoption of the Amended Merger Agreement by the Company’s stockholders, the adoption by a majority of the Company’s disinterested stockholders, the regulatory approval under Chinese antitrust laws and other customary closing conditions. A special meeting of the Company’s stockholders will be held following the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and subsequent mailing of the proxy statement to stockholders. The Merger will be financed through cash contributed by TPG, a combination of cash and equity contributed by Fosun (in the case of cash contribution by Fosun, subject to Fosun Pharma’s stockholder approval, absent which TPG will fund all required cash) and equity contributed by Ms. Lipson. The Merger is not subject to a financing condition. Assuming the satisfaction of conditions specified in the Amended Merger Agreement, the Company expects the Merger to close in the second half of 2014.

If the transactions contemplated by the Amended Merger Agreement are consummated, the Company’s common stock will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with the execution of the Original Merger Agreement, Ms. Lipson and her affiliated trusts, Ms. Silverberg, Mr. Pemble and Fosun, entered into a Support Agreement, dated February 17, 2014, with Merger Parent, TPG and Fosun (the “Support Agreement”), which likewise applies to the Amended Merger Agreement, pursuant to which the parties have agreed, among other things, to vote their respective shares in the Company in favor of the adoption of the Amended Merger Agreement and against any alternative acquisition proposals and to grant Merger Parent a proxy to vote such shares; provided however that the Company’s management and Fosun, as current stockholders of the Company, are permitted to engage in discussions or negotiations with parties that make alternative acquisition proposals if, and only during such time as, the Company is permitted under the Amended Merger Agreement to have discussions or negotiations with respect to such alternative acquisition proposal. The Support Agreement will terminate upon the earliest to occur of (i) the effective time of the Merger, (ii) the date and time the Amended Merger Agreement is terminated in accordance with its terms and provisions and (iii) the effectiveness of a mutual written agreement of the parties thereto to terminate the Support Agreement.

Morgan Stanley & Co. LLC is serving as financial advisor, Hughes Hubbard & Reed LLP is serving as lead legal advisor, and Potter Anderson & Corroon LLP is serving as Delaware counsel to the Transaction Committee in connection with the transaction. Goldman, Sachs & Co. is serving as financial advisor, Cleary Gottlieb Steen & Hamilton LLP is serving as lead legal advisor, and Fangda Partners is serving as PRC counsel to TPG. Baker & McKenzie LLP is serving as Fosun’s legal advisor. Skadden, Arps, Slate, Meagher & Flom LLP is serving as lead legal advisor to Ms. Lipson and certain other senior management.

The foregoing summaries of the Amended Merger Agreement and the Support Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amended Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference, and the Support Agreement, which is incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 18, 2014. The Amended Merger Agreement and the Support Agreement have been included to provide investors with information regarding their terms. Such inclusion is not intended to provide any other factual information about the Company, Merger Parent, Merger Sub, TPG, Fosun or their respective affiliates. The representations, warranties and covenants contained in the Amended Merger Agreement were made only for the purposes of that agreement and as of the specific dates therein, were solely for the benefit of the parties to the Amended Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Amended Merger Agreement and made for the purposes of allocating contractual risk among the parties to the Amended Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Amended Merger Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts at the time they were made or otherwise. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amended Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.03	Material Modification of Rights of Security Holders.

Prior to the approval of the Amended Merger Agreement by the Board, the Board approved and the Company has executed and delivered Amendment No. 4 (the “Rights Amendment”) to the Rights Agreement, dated June 7, 2007, as amended by Amendment No. 1 to Rights Agreement, dated November 4, 2007, Amendment No. 2 to Rights Agreement, dated June 8, 2010, and Amendment No. 3 to Rights Agreement, dated February 17, 2014, by and between the Company and American Stock Transfer & Trust Company, as rights agent (as so amended, the “Rights Agreement”). The Rights Amendment, among other things, renders the Rights Agreement inapplicable to the Amended Merger Agreement and the transactions contemplated thereby. The Rights Amendment has been filed as exhibit 4.1 to this Current Report.

Item 7.01	Regulation FD Disclosure.

The press release issued by the Company on April 21, 2014 announcing the foregoing matters is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the SEC and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

Additional Information and Where to Find It

The Company intends to file with the SEC a preliminary and definitive proxy statement and intends to furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the Company, TPG, Fosun, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY ARE AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or online from the Company website at the Investor Relations section of www.chindex.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction described herein will be set forth in the preliminary and definitive proxy statements described above to be filed with the SEC. Additional information regarding these executive officers and directors is included in the Company’s proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2013.

Forward Looking Statements

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our representatives have made or continue to make forward-looking statements, orally or in writing, in other contexts. These forward-looking statements generally can be identified by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential,” or “continue” and similar expressions, or as other statements that do not relate solely to historical facts. Forward-looking statements include, without limitation, statements regarding business combinations and similar transactions, prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict or quantify. Management believes these statements to be reasonable when made. However, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such forward-looking statements involve known and unknown risks, including, but not limited to, the Company may be unable to obtain stockholder approval as required for the transaction; conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the business of the Company may suffer as a result of uncertainty surrounding the transaction; the outcome of any legal proceedings related to the transaction; the Company may be adversely affected by other economic, business, and/or competitive factors; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the ability to recognize benefits of the transaction; risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. These risks also include, without limitation, those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, updates and additions to those “Risk Factors” in the Company’s interim reports on Forms 10-Q, Forms 8-K and in other documents filed by us with the SEC from time to time, to which we refer you.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated April 18, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
4.1	Amendment No. 4 to Rights Agreement, dated April 18, 2014, between Chindex International, Inc. and American Stock Transfer & Trust Company, as Rights Agent.
99.1	Press Release of Chindex International, Inc. dated April 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 21, 2014

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Amended and Restated Agreement and Plan of Merger, dated April 18, 2014, by and among Chindex International, Inc., Healthy Harmony Holdings, L.P. and Healthy Harmony Acquisition, Inc.
4.1	Amendment No. 4 to Rights Agreement, dated April 18, 2014, between Chindex International, Inc. and American Stock Transfer & Trust Company, as Rights Agent.
99.1	Press Release of Chindex International, Inc. dated April 21, 2014.